UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Southwest Casino Corporation
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SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

Dear Shareholder:

You are cordially invited to attend an Annual Meeting of Shareholders to be held on June 29, 2006, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota.  The Annual Meeting will be held in Conference Room III in the lower level of the building.

The formal Notice of Annual Meeting, proxy statement and form of proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

James B. Druck Director and CEO	Thomas E. Fox President and COO	Jeffrey S. Halpern Vice President of Government Affairs and Secretary

June 5, 2006

Important:  It is important that your shares be represented at the Annual Meeting.  Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.  The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting.

CORRECTION NOTICE

The enclosed Southwest Casino Corporation Notice of Annual Meeting of Shareholders and the Proxy Statement for Annual Meeting of Shareholders incorrectly state that the record date for Southwest’s 2006 Annual Meeting of Shareholders is the close of business on May 25, 2006.

The correct date for the 2006 Annual Meeting is the close of business on May 26, 2006.

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2006

TO THE SHAREHOLDERS OF SOUTHWEST CASINO CORPORATION:

Notice is hereby given that an Annual Meeting of Shareholders of Southwest Casino Corporation, a Nevada corporation, will be held on Thursday, June 29, 2006, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota (the Annual Meeting will be held in Conference Room III on the lower level), for the following purposes:

1.                                       To elect five directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.                                       To ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2006.

3.                                       To transact any other business that properly comes before the meeting or any adjournment of the meeting.

The close of business on May 25, 2006 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournment of the meeting.

A list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours from June 12, 2006 through June 29, 2006, at our principal executive offices located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota.

By Order of the Board of Directors

James B. Druck
Director and Chief Executive Officer

June 5, 2006

Minneapolis, Minnesota

TABLE OF CONTENTS

INFORMATION CONCERNING THE ANNUAL MEETING
Date, Time, Place and Purposes	1
Shareholders Entitled to Vote	1
Proxies	1
Revocation of Proxies	1
Quorum Requirement	1
Vote Required	2
Proxy Solicitation Costs	2
Procedures at the Annual Meeting	2
Householding of Annual Meeting Materials	2

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

ELECTION OF DIRECTORS (PROPOSAL 1)	4
Number of Directors	4
Nominees for Director	4
Vote Required	4
Board Recommendation	4
Information About Board Nominees	5
Other Information About Board Nominees	5
Director Compensation	6
Family Relationships	6
Legal Proceedings	7
Information About the Board of Directors and its Committees	8
Audit Committee Report	9

EXECUTIVE COMPENSATION AND OTHER BENEFITS	11
Summary of Cash and Other Compensation	11
Summary Compensation Table	11
Option Grants in Last Fiscal Year	12
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	12
Employment Agreements	12
Change in Control Arrangements	12
Compensation Committee Interlocks and Insider Participation	13

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS	13

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM (PROPOSAL 2)	14
Appointment of Auditors	14
Audit, Audit-Related, Tax and Other Fees	14
Auditor Fees Pre-Approval Policy	14
Vote Required	14
Board Recommendation	14

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance	15
Shareholder Proposals for 2007 Annual Meeting	15
Other Business	15
Communications with Directors	15
Copies of 2005 Annual Report	15

APPENDIX A: AUDIT COMMITTEE CHARTER

APPENDIX B: COMPENSATION COMMITTEE CHARTER

i

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

JUNE 29, 2006

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

The Annual Meeting of Shareholders of Southwest Casino Corporation will be held on Thursday, June 29, 2006, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive (lower level conference room), Minneapolis, Minnesota for the purposes stated in the Notice of Annual Meeting.

Shareholders Entitled to Vote

Shareholders of record at the close of business on May 25, 2006 will be entitled to vote at the meeting.  As of that date, there were 19,688,656 shares of our common stock outstanding.  Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.  Shareholders are not entitled to cumulate voting rights.

Proxies

This proxy statement is being mailed to our shareholders beginning on or about June 5, 2006 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders.

Your vote is important.  A proxy card is enclosed for your use.  You are solicited on behalf of the Board of Directors to mark, sign, date and return the proxy card in the accompanying envelope.  No postage is required if mailed within the United States.

Proxies will be voted as specified by you.  Signed proxies that lack any specification will be voted in favor of the election of all of the nominees for director listed and the ratification of the selection of Eide Bailly LLP as the company’s auditors, as stated in the Notice of Annual Meeting and this proxy statement.

The Board of Directors recommends that you vote FOR all of the nominees for director listed in this proxy statement and FOR the ratification of the selection of Eide Bailly LLP as the company’s independent auditors.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•                  giving written notice of your revocation to our Corporate Secretary,

•                  filing a duly executed proxy bearing a later date with our Corporate Secretary, or

•                  appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary before the proxy is used.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of one-half of the outstanding shares of our common stock (9,844,329 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.  In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter.  A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy:

•                  the election of the five nominees for director requires the affirmative vote of a plurality of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting;

•                  the ratification of the selection of our independent auditors requires the affirmative vote of a majority of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting.

Broker non-votes represented by a proxy card on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.  Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

Signed proxies that lack any specification will be voted in favor of all of the proposals stated in the Notice of Annual Meeting and in favor of the election of all of the five nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be paid by Southwest.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation.  We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only a natural person present at the Annual Meeting who is either a Southwest shareholder or is acting on behalf of a shareholder may make a motion or second a motion.  A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may “household” proxy statements and annual reports.  This means that only one copy of Southwest’s proxy statement or annual report to shareholders may have been sent to multiple shareholders in a household.  Southwest will promptly deliver a separate copy of either document to any shareholder upon written or oral request to Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, telephone:  (952) 853-9990 (Attention:  General Counsel).  Any shareholder who wants to receive separate copies of Southwest’s proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact Southwest at the above address and phone number.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

We have stated information regarding the beneficial ownership of our securities as of May 25, 2006 by (1) each person known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and executive officers, and (3) all of our directors and executive officers as a group in the following table.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by these owners, has sole investment and voting power with respect to his shares, subject to community property laws where applicable.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by that person or group.  The ownership percentages are based on 19,688,656 shares outstanding as of May 25, 2006.  Except as noted below, the address of each of the beneficial listed below is 2001 Killebrew Drive, Suite 350, Minneapolis, MN  55425.

	Common Stock	Stock Options		Percentage of Total Voting
Name	Number	Number	Total	Power(1)
James B. Druck	1,600,000	350,000	1,950,000	9.7%
David H. Abramson(2)	25,000	37,500	62,500	*
Gus A. Chafoulias(3)	91,139	175,000	266,139	1.3%
Jim Holmes		25,000	25,000	*
Gregg P. Schatzman		25,000	25,000	*
Thomas E. Fox(4)	1,585,288	350,000	1,935,288	9.7%
Jeffrey S. Halpern(5)	1,602,500	350,000	1,952,500	9.7%
Brian L. Foster	0	250,000	250,000	1.3%
All executive officers and directors as a group (8 persons)(6)	4,903,927	1,562,500	6,466,427	30.4%

*	Less than 1%.
(1)

Numbers do not take into consideration (i) 1,687,500 shares of common stock issuable upon exercise of outstanding warrants; (ii) 975,000 shares of common stock issuable upon the exercise of outstanding non-statutory, non-plan stock options; or (iii) 1,500,000 shares of common stock reserved for issuance under our 2004 Stock Incentive Plan.

(2)	Address: 1660 South Highway 100, Suite 500, Minneapolis, MN 55416
(3)	Address: 121 23rd Avenue S.W., Suite 105, Rochester, MN 55902
(4)	Includes 22,788 shares held by F&B Properties, a partnership in which Mr. Fox is a 50% general partner.
(5)	Includes 40,000 shares held by Mr. Halpern’s spouse.
(6)

Includes (i) 300,000 shares issuable upon exercise of warrants exercisable on May 25, 2006, (ii) 1,262,500 shares issuable upon exercise of options exercisable on or within 60 days of May 25, 2006, (iii) 22,788 shares held by a partnership in which an executive officer is a general partner, and (iv) 40,000 shares held by the spouse of an executive officer.

ELECTION OF DIRECTORS
(Proposal 1)

Number of Directors

Our Bylaws provide that the Board of Directors will consist of one to nine members.  Prior to December 7, 2005, our Board of Directors consisted of our three executive officers, Jim Druck, CEO, Tom Fox, President and CFO, and Jeff Halpern, Chairman of the Board of Directors.  None of these individuals qualify as “independent directors” under federal securities laws or the rules of the major United States stock exchanges.

On December 7, 2005, our Board of Directors, in accordance with the Bylaws of the Company, increased the number of directors serving on our Board to five and elected four new members, all of whom qualify as independent under United States Securities and Exchange Commission and Nasdaq rules.  In addition, Tom Fox and Jeff Halpern resigned from our Board and continue as executive officers of the company.  Our Board of Directors now consists of five directors, four new independent directors; Gregg Schatzman, Jim Holmes, Gus Chafoulias and David Abramson, and Jim Druck, our CEO who does not qualify as independent.

Nominees for Director

The Board of Directors has nominated the following individuals to serve as our directors until the next annual meeting of our shareholders or until their successors are elected and qualified.  All of the nominees named below are current members of the Board and have consented to serve as a director if elected.

•                  James B. Druck

•                  David H. Abramson

•                  Gus A. Chafoulias

•                  Jim Holmes

•                  Gregg P. Schatzman

Proxies can be voted only for the number of persons named as nominees in this proxy statement, which is five.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If the Board of Directors learns before the Annual Meeting that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for that nominee will be voted for a substitute nominee selected by the Board of Directors or, at the Board’s discretion, for fewer nominees as a result of the inability of any nominee to serve.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The names, ages and principal occupations of the nominees as of May 25, 2006, as well as how long each nominee has served as a director of Southwest, are stated in the table below:

Name of Nominee	Independent	Age	Principal Occupation	Director Since	Committees

James B. Druck	No	64	Chief Executive Officer, Southwest Casino Corporation	2004	*

David H. Abramson	Yes	64	Chairman and CEO, David Abramson & Associates, LLC	2005	Audit (Chair); Nominating

Gus A. Chafoulias	Yes	70	Chairman, Chafoulias Management Company	2005	Compensation; Nominating (Chair)

Jim Holmes	Yes	64	President, Jim Holmes and Company	2005	Audit; Compensation

Gregg P. Schatzman	Yes	52	Managing Director, Schatzman & Associates, LLC	2005	Audit; Compensation (Chair)

*	Because Mr. Druck is our CEO, he does not qualify as an independent member of our Board of Directors under Nasdaq rules and is not eligible for service on any of the standing committees of our Board.

Other Information About Board Nominees

James B. Druck joined the Board of Directors and was appointed as our Chief Executive Officer and Secretary on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Druck has been a director of Southwest Casino and Hotel Corp. since its inception in 1992.  He served as President of Southwest Casino and Hotel Corp. from October 1992 until June 2004, and now is also the Chief Executive Officer of Southwest Casino and Hotel Corp.  From 1967 until April 1993 Mr. Druck was an attorney in private practice in Minneapolis, Minnesota.  His practice focused primarily in the areas of real estate development and finance.

David H. Abramson. David Abramson joined the Southwest Board of Directors on December 7, 2005 and was elected to chair its Audit Committee on January 10, 2006.  He is also a member of the Board’s Nominating Committee.  Mr. Abramson is the Chairman and CEO of David Abramson & Associates, LLC, a retained executive search and leadership development firm he founded in January 2002.  Immediately before founding David Abramson & Associates, he was a Senior Vice President of AXA Financial/Equitable Life Insurance and the Chairman and CEO of Grant Thornton Advisors, a joint venture of AXA Financial/Equitable Life Insurance and Grant Thornton, LLP, from January to December 2001.  Before this, Mr. Abramson had an extensive career at Grant Thornton, certified public accountants, beginning in 1967 during which he was a member of the National Leadership and Senior Management Team and the Managing Partner of and an audit partner in the Minneapolis office.  Among many board memberships, Mr. Abramson has been the Chairman of Board of Directors of the Minneapolis Chamber of Commerce, President and Board member of the Minnesota Society of Certified Public Accountants, Chairman and board member of the Minnesota Cooperation Office for Job Creation, and a member of the Governing Council of the American Institute of CPAs.  Mr. Abramson holds a B.S. in Accounting from the Carlson School of Management and an MBA from the University of Michigan.

Gus A. Chafoulias.  Gus Chafoulias joined Southwest’s Board of Directors on December 7, 2005 and was elected chair of its Nominating Committee on February 1, 2006.  He is also a member of the Board’s Compensation Committee.  Mr. Chafoulias is Chairman of the Board of Chafoulias Management Company, where he has worked since 1987.  Mr. Chafoulias has developed more than 3 million square feet of apartments and commercial space during more than 40 years in the development business.  One of Mr. Chafoulias’ liquor stores, which Mr. Chafoulias has owned and operated since 1957, has been voted as a top ten liquor retailer in the United States.  Mr. Chafoulias is also a United Way Alexis de Tocqueville Society member, Leadership 100 board member, and Blue Cross Blue Shield Champions of Health award winner.  He has served on numerous boards of directors including the Rochester

(MN) Chamber of Commerce, Diversity Council, U.S. Bank, Medvision, and Comfortex, Inc.  In addition to Southwest, Mr. Chafoulias currently serves on the boards of Jaguar Communications and Festival Airlines.

Jim Holmes. Jim Holmes was elected a Director of Southwest on December 7, 2005 and serves on the Board’s Audit Committee and Compensation Committee.  Mr. Holmes is a 1965 graduate of West Point’s U.S. Military Academy and has a master’s degree in law enforcement administration from Central Missouri State University.  Mr. Holmes has significant experience on both the regulatory and business sides of the gaming industry.  Since 1991, Mr. Holmes has been President of Jim Holmes and Company and, beginning in 1987, has acted as a national and international gaming consultant for lottery operations, bingo projects, casinos and Indian gaming, specializing in start-up operations and risk analysis.  In addition, from March 2005 to October 2005 Mr. Holmes was an Executive Vice President for Cadillac Jack, Inc., a slot machine manufacturer, and from February 2001 to January 2004, Mr. Holmes was president of API Technologies, LLC.  From January 2000 to January 2001, Mr. Holmes was Executive Vice President of Sierra Design Group.  In 1985, Mr. Holmes was appointed by then Governor Ashcroft as the first Executive Director of the Missouri Lottery.  Before working to establish the Missouri Lottery, he spent 15 years with the FBI in Missouri as both a Special Agent and Supervisor.

Gregg P. Schatzman.  Gregg Schatzman joined Southwest’s Board of Directors on December 7, 2005.  He also serves on the Board’s Audit Committee and Compensation Committee, which he chairs.  Mr. Schatzman has in-depth experience as both a regulator and an operator in the gaming industry.  Mr. Schatzman has been the Managing Director of Schatzman & Associates, LLC, which provides consulting services to gaming companies and law firms regarding casino operations and regulatory issues, since June 2003.  From March 2003 to June 2003, he was a partner and owner of Castaways Hotel and Casino in Las Vegas, Nevada and owned and worked as Executive Vice President of VSS Enterprises, LLC, from March 1999 to May 2003.  Mr. Schatzman’s 13 years in casino operations included work as an Executive Vice President of Primadonna Resorts, Inc.; a Vice President and General Manager for Ameristar Casinos and Vice President and General Manager for Gem Gaming and worked with Trump casinos.  Before joining the business side of the gaming industry, Mr. Schatzman spent 10 years as a gaming regulator with the Nevada Gaming Control Board, rising from Financial Investigator to Chief of Investigations.  As Chief of Investigations, Mr. Schatzman supervised the work of the 80 agents in the Investigations and Corporate Securities Divisions of the Gaming Control Board.

Director Compensation

Until December 7, 2005, all of the members of Southwest’s Board of Directors were also executive officers of the Company.  These Directors did not receive any additional compensation for their service as directors.

Since December 7, 2005, Southwest’s Board of Directors has consisted of four independent, non-employee directors and James Druck, our CEO.  Mr. Druck does not receive any additional compensation for his service as a director.

Beginning in the first quarter of 2006, the non-employee members of our Board of Directors receive a quarterly retainer of $2,500, with an initial retainer of $5,000 paid during their first quarter of service.  Upon joining our Board, each director also receives a non-qualified option to purchase 150,000 shares of Southwest common stock under our 2004 Stock Incentive Plan.  These options were granted to the independent members of our current Board on January 10, 2006 and have an exercise price of $0.65 per share.  The options become exercisable in 12 equal quarterly installments on the last day of each quarter over three years.  Southwest also pays directors meeting fees of $1,000 for each in-person meeting and $500 for each telephonic meeting at which formal action is taken by our board or any committee of the board.  These meeting fees do not apply to one in-person meeting of the Board of Directors and one meeting of each committee on which a board member serves each quarter.  The increased retainer during the first quarter of a director’s service is intended to compensate the director for the extra time and meetings required to orient a director to Southwest and the work of our Board.

We also issued a non-qualified option to purchase 75,000 additional shares of Southwest common stock, on the same terms as described above, to David Abramson to compensate him for his work as Chairman of the Audit Committee of the Board of Directors.

Family Relationships

No family relationships exist among our directors and executive officers.

Legal Proceedings

To the knowledge of our management, during the past five years, no present director, person nominated to become a director, executive officer, promoter or control person of our company, except as disclosed below:

•                  Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior the filing;

•                  Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•                  Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and

•                  Was found by a court of competent jurisdiction in a civil action, or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended, or vacated.

Prior Bankruptcy Proceeding of Subsidiary

James B. Druck, Thomas E. Fox and Jeffrey S. Halpern are Managers of Gold Rush I, LLC, a Colorado limited liability company and a wholly-owned subsidiary of Southwest.  In August 2001, Cripple Creek Development Corp., a Colorado corporation, Blue Building Development, Inc., a Wyoming corporation, Mark Brockley, an individual, and Annesse Brockley, an individual, initiated a lawsuit against Gold Rush I, LLC, and Southwest Casino and Hotel Corp. alleging breach of contract and that the Southwest failed to pay obligations to the plaintiffs under the lease for the Gold Rush and Gold Digger’s casinos in Cripple Creek, Colorado.  The lease includes a provision that caps the maximum monthly amount required to be paid to Mr. Brockley’s creditors.  In the early years of the lease, Mr. Brockley’s obligations to creditors far exceeded this cap and Southwest paid these obligations as they came due. Southwest then set off against current rent the amount of the excess payments.  In the lawsuit, Mr. Brockley sought to evict Gold Rush I from the premises for failing to pay amounts claimed to be owed under the Lease.  Gold Rush I responded by denying any failure to pay.

An evidentiary hearing on Mr. Brockley’s eviction claim began on August 22, 2001 and was continued until August 31, 2001.  Before the hearing reconvened, Gold Rush I filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the District of Minnesota (Case No. 01-33755) to ensure that we did not lose possession of the premises while the underlying claims were litigated.  After considering several motions, the Bankruptcy Court directed the Colorado Court to determine (a) whether Gold Rush I was in default under the terms and conditions of the lease, and if so, the nature and amounts of the defaults; and (b) whether Gold Rush I made payments in excess of the caps provided in the lease, and the amounts, if any, paid in excess of the caps.  On October 15, 2001, the Colorado District Court entered an Order in which it found (a) that Gold Rush I was not in default under the lease, (b) that Gold Rush I had made payments in excess of the monthly caps provided in the lease (which overpayments the court subsequently quantified at $554,362.09), and (c) that Gold Rush I was entitled to offset the overpayments against rent and other payments due under the terms of the lease.  Gold Rush I was successful in its litigation against the landlord regarding the rent dispute and emerged from bankruptcy when the Bankruptcy Court confirmed its reorganization plan, which provided for full payment to all creditors, with interest, on January 10, 2003.

Mr. Brockley appealed the Colorado District Court’s Order to the Colorado Court of Appeals, which dismissed the appeal on May 21, 2002.

Colorado Regulatory Proceeding

Southwest Casino and Hotel Corp. was fined $50,000 by the Colorado Division of Gaming in June 2004 for failure to properly maintain and review statistical data on slot machine performance after receiving a warning letter regarding this deficiency and failing to comply with its agreement to correct the deficiency. Southwest Casino and Hotel Corp. paid the full amount of the fine.  As part of these proceedings, James Druck, in his capacity as manager of the facility in question, without any admission of guilt, agreed to take the necessary steps to ensure Southwest Casino and Hotel Corp.’s compliance in this matter and, further, agreed to pay $5,000 to the Limited Gaming Fund to reimburse expenses incurred by Colorado in this investigation.

Information about the Board of Directors and its Committees

Until December 7, 2005, all of the members of our Board of Directors were also members of the Company’s senior management team.  While these directors did not hold any formal meetings from January 1, 2005 to December 7, 2005, they met as a group on an informal basis, both as the management team and as a Board of Directors, regularly throughout the year.  Each of these directors attended all of these informal director meetings, in person or by telephone, throughout the year.  In addition, during 2005, these directors took formal action by unanimous written consent on 12 occasions.  After the new directors were elected, a formal meeting of the Board of Directors was held on December 9, 2005.  All of the members of our Board attended this meeting in person.

It is the policy of the Board of Directors that directors standing for reelection should attend our annual meeting of shareholders if their schedules permit.  Last year, all directors attended the annual meeting of shareholders.

Mr. Abramson, Mr. Chafoulias, Mr. Holmes and Mr. Schatzman each joined our Board of Directors before we submitted their background information to the NIGC for review and approval.  Thus, these directors have agreed not to take any action in connection with our NIGC-approved management agreement with the Cheyenne and Arapaho Tribes of Oklahoma until the NIGC approves their service on our board.  These directors also will not take action with regard to our Gaming Management Agreement with the Otoe-Missouria Tribe of Indians if that contract receives NIGC approval before the NIGC approves their service on our board.  We submitted the required background information for each of these directors to the NIGC on December 7, 2005, the same day that they joined our board.

Audit Committee

Before January 10, 2006, and throughout all of 2005, Southwest did not have an independent Audit Committee because it did not have any independent members of its Board of Directors.  During 2005, the entire Board acted as the audit committee and performed the functions of an audit committee.  On January 10, 2006, the Board of Directors established an Audit Committee and elected David Abramson, Jim Holmes and Gregg Schatzman to serve on that committee.  All of the members of the Audit Committee qualify as independent under Nasdaq rules.  The Board elected Mr. Abramson to serve as the Chairman of its Audit Committee.  On February 14, 2006, the Board of Directors adopted a written charter for its Audit Committee and a copy of the charter is attached to this Proxy Statement as Appendix A.

The Audit Committee is responsible for engaging, retaining and replacing Southwest’s independent auditors, approving transactions between Southwest and a director or executive officer, approving non-audit services provided to the company by our independent auditors, overseeing our accounting, financial reporting, and disclosure controls and internal controls, and receiving and addressing complaints regarding accounting, internal controls and auditing matters.  Our independent auditors report directly to the Audit Committee.

Compensation Committee

The Company did not have an independent compensation committee during 2005.  On February 1, 2006 the Board established its Compensation Committee and appointed Gregg Schatzman, Gus Chafoulias and Jim Holmes to serve on the committee.  Mr. Schatzman was appointed Chairman of the Compensation Committee.  The Board of Directors adopted a written charter for the Compensation Committee on April 26, 2006 and a copy of that charter is attached to this Proxy Statement as Appendix B.  All of the members of the Compensation Committee qualify as “independent directors” under Nasdaq rules.  The Compensation Committee oversees Southwest’s overall compensation strategy and reviews and recommends to the Board of Directors the compensation for our CEO and other executive officers.  The Compensation Committee also administers the company’s 2004 Stock Incentive Plan.

Nominating Committee

On February 1, 2006, the Board of Directors formed a Nominating Committee and selected Gus Chafoulias and David Abramson, each independent members of the Board under Nasdaq, to serve on that committee.  The Board appointed Mr. Chafoulias as Chairman of the Nominating Committee.  The Board of Directors has not adopted a written charter for the Nominating Committee, which is charged with identifying and recruiting new members of the company’s Board of Directors, but intends to do so in the future.  The Nominating Committee has not established formal procedures for director nominations, but may choose to do so in the future.

The Nominating Committee will solicit recommendations for nominees from people the committee believes are likely to be familiar with qualified candidates for our Board.  These people may include directors and executives of Southwest.  In addition, the committee may engage a search firm to assist it in identifying qualified candidates.  The Nominating Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, the existing composition of the Board, and other factors the committee deems relevant.  In conducting its review and evaluation, the committee may solicit the views of Southwest’s management, other Board members, and any other individuals it believes may have insight into a candidate.  The Nominating Committee will consider recommendations for the nomination of directors submitted by Southwest shareholders.  Any shareholder of Southwest seeking to recommend director nominee for the committee’s consideration must submit a letter addressed to the Chairman of the Nominating Committee, c/o Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive Suite 350, Minneapolis, Minnesota 55425, clearly identified as “Director Nominee Recommendation.”

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating Committee to recommend a candidate to the Board.  The committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of Southwest and the Board.  However, in evaluating candidates, there are a number of criteria that the Board generally views as relevant and is likely to consider.  Some of these factors include:

•                  whether the candidate is licensed or is likely to receive any license required to be a director of a gaming company in jurisdictions in which the Company has business interests;

•                  whether the candidate is an “independent director” under the rules and regulations of the stock exchanges and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission;

•                  whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the stock exchanges;

•                  whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission;

•                  the needs of Southwest with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience;

•                  the candidate’s broad-based business acumen; the candidate’s level of understanding of Southwest’s business and its industry;

•                  the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of Southwest;

•                  whether the candidate possesses strategic thinking and a willingness to share ideas;

•                  the candidate’s diversity of experiences, expertise and background;

•                  the candidate’s ability to represent the interests of all shareholders and not a particular interest group;

•                  and the candidate’s willingness to devote adequate time to the work of the Board and its committees.

Audit Committee Report

Notwithstanding anything to the contrary stated in any of Southwest’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

During 2005, Southwest did not have an audit committee and the entire Board acted as the audit committee and performed the functions of an audit committee, including the selection of the Company’s independent auditors.  Southwest’s Board of Directors formed its Committee and January 10, 2006.

The Audit Committee reviewed and discussed Southwest’s audited financial statements for the fiscal year ended December 31, 2005 with Southwest’s management.  The Audit Committee has discussed with Eide Bailly LLP, Southwest’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee received the written disclosures and the letter from Eide Bailly LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed the independence of Eide Bailly LLP with them.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended that Southwest’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the SEC.

Southwest Casino Corporation

Audit Committee of the Board of Directors

David Abramson, Chair	Jim Holmes	Gregg Schatzman

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Other Compensation

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our executive officers who received or earned cash and non-cash salary and bonus of more than $100,000 during the Southwest Casino Corporation fiscal year ended December 31, 2005.

Summary Compensation Table						Long-Term
		Annual Compensation				Compensation Securities Underlying		All Other Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)		Options (#)		($)
James B. Druck	2005	$220,000		$0		0		$46,608	(4)
Chief Executive Officer	2004	220,000		64,497	(1)	300,000	(3)	48,085	(4)
and Secretary	2003	220,000		108,490	(2)	0		32,424	(4)

Thomas E. Fox	2005	$220,000		$0		0		$32,231	(4)
President and Chief	2004	220,000		57,912	(1)	300,000	(3)	31,854	(4)
Operating Officer	2003	220,000		94,936	(2)	0		49,887	(4)

Jeffrey S. Halpern	2005	$120,000		$0		0		$38,289	(4)
Vice President of Government	2004	120,000		58,349	(1)	300,000	(3)	37,230	(4)
Affairs and Secretary	2003	120,000		54,120	(2)	0		41,960	(4)

Brian L. Foster Vice	2005	$0	(5)	273,355	(6)	0		$16,576	(9)
President of Native	2004	0	(5)	100,772	(7)	0		17,189	(9)
American Operations	2003	0	(5)	$113,411	(8)	250,000		9,349	(9)

(1)   Represents bonus awarded for performance during 2003 and paid during 2004. No bonus was awarded for 2004 or 2005.

(2)   Represents bonus awarded for performance during 2002 and paid during 2003.

(3)   Consists of options to acquire 300,000 shares of common stock granted under employment agreement with Southwest.  Does not include warrants to purchase 50,000 shares of common stock issued to Messrs. Druck, Fox and Halpern in consideration of each of their agreements to guarantee personally up to $100,000 of a $2.5 million term loan and $450,000 revolving line of credit from Crown Bank to Southwest Casino and Hotel Corp. and not as compensation for their services.  Crown Bank requested the participation of Messrs. Druck, Fox and Halpern in the loan guarantees as a condition to making these loans to Southwest.  The exercise price of these warrants is $0.58 per share, which was the average closing market price of a share of Southwest common stock on the Over-the-Counter Bulletin Board market for the 10 trading days immediately preceding the closing of the loan transaction.

(4)   Consists of company paid medical, dental, life and disability insurance, 401(k) matching funds, and a car allowance.

(5)   Mr. Foster manages two gaming facilities owned by the Cheyenne and Arapaho Tribes of Oklahoma. Mr. Foster also receives compensation, including a salary, directly from the Cheyenne and Arapaho Tribes of Oklahoma tribal enterprises.

(6)   Represents bonus awarded for 2004 performance and 2005 performance and paid during 2005.

(7)   Represents bonus awarded for performance and paid during 2004.

(8)   Represents bonus awarded for performance and paid during 2003.

(9)   Consists of company paid medical, dental, life and disability insurance, and 401k matching funds.

Option Grants in Last Fiscal Year.

We did not grant any options to purchase shares of Southwest Casino Corporation to any of our executive officers during the fiscal year ended December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table summarizes the number and value of options held by each of the executive officers named in the above Summary Compensation Table at December 31, 2005.  None of these executive officers exercised any stock options during the fiscal year ended December 31, 2005.

	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James B. Druck	300,000	0	—	—
Thomas E. Fox	300,000	0	—	—
Jeffrey S. Halpern	300,000	0	—	—
Brian L. Foster	250,000	0	$120,000	—

(1)   Based on the difference between the fair market value of one share of common stock at December 30, 2005 of $0.60 per share, and the exercise price of the options, which range from $0.12 to $1.00 per share.  Options are in the money if the market price of the shares exceeds the option exercise price.

Employment Agreements

James Druck, Thomas Fox and Jeff Halpern Employment Agreement

In July 2004, we entered into an employment agreement with James B. Druck, our CEO, Thomas E. Fox, our President and COO, and Jeff Halpern, our Vice President of Government Affairs and Secretary.  The initial term of each of these agreements continues until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Mr. Druck and Mr. Fox receive base salaries of $220,000 per year and Mr. Halpern receives a base salary of $120,000 per year.  Each of these executives has an automobile allowance of $1,000 per month, and is eligible for an additional performance bonus if granted by our Board of Directors and adjustments to base salary as determined by our Board of Directors.  The bonus is discretionary and no bonus was awarded for fiscal years 2004 or 2005, although Messrs. Druck, Fox and Halpern each received a bonus for fiscal year 2003 that was paid during 2004.  Messrs. Druck, Fox and Halpern also were granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share under their respective employment agreements. This option was immediately exercisable as to 100,000 shares and 1/24 of the remaining shares will vest on the first day of each of the next 24 months beginning August 1, 2004 with accelerated vesting if specific milestones were achieved.  As of December 31, 2005 these options were fully vested.  If Mr. Druck, Mr. Fox or Mr. Halpern is terminated without cause, in connection with a change in control of the company, or if any of them terminates his employment for “good reason”, that executive may elect to continue employment with us in a diminished capacity. If Mr. Druck, Mr. Fox or Mr. Halpern so elects and his employment terminated during the initial term of the employment agreement, he will continue to receive his base salary and medical benefits for 18 months.  After 18 months, he would receive a salary of not less than $25,000 and continuing medical benefits. If Mr. Druck’s, Mr. Fox’s or Mr. Halpern’s employment is so terminated after the initial term, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  Messrs. Druck, Fox and Halpern are also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

Change in Control Arrangements

Under our employment agreements with Messrs. Druck, Fox and Halpern, if any of them is terminated within nine months after a change in control occurs, they may elect to continue their employment with us in a diminished capacity. If the terminated employee so elects and his employment was terminated during the initial term of the employment agreement, the terminated employee will continue to receive his base salary and medical benefits for 18 months. After 18 months, he will receive a salary of not less than $25,000 and continuing medical benefits. If the employee is so terminated after the initial term of the employment agreement, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  In addition, any unexpired stock options will vest immediately.

For purposes of these employment agreements, a “change in control” includes:

•	any merger, acquisition, reorganization or consolidation after which the shareholders of Southwest immediately before the transaction do not own a majority of the surviving corporation;
•	any sale, lease, license or transfer of substantially all of our assets;
•	any statutory exchange of securities with another entity (except where we are the acquiring entity);
•	acquisition by any individual or group of more than 50 percent of our outstanding voting stock from existing shareholders;
•	members of our Board of Directors as of July 1, 2004 or new board members approved by a majority of those board members cease to constitute a majority of our Board of Directors; or
•	any other transaction or series of transaction (other than venture capital or institutional investor financings) that the SEC would require us to report.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee have been an officer or employee of Southwest or any of our subsidiaries.

Related Party Relationships and Transactions

On April 28, 2006, Southwest repaid $50,000 of unpaid salary and expenses owed to Jeffrey Halpern.  On May 15, 2006 we repaid $50,000 and $10,000 in unpaid salary and expenses owed to James Druck and Thomas Fox, respectively.  The Company had an aggregate liability to Messrs. Druck, Fox and Halpern for unpaid compensation and expenses of $261,328 and $232,467 as of March 31, 2006 and 2005, respectively.

During the years ended December 31, 2005 and 2004, the Company paid Berc & Fox Limited $17,648 and $41,275 for tax and accounting services, respectively.  Thomas Fox is a shareholder and officer in Berc & Fox Limited.

During the years ended December 31, 2005 and 2004, the Company paid Jennifer Sparlin Druck $1,000 each year for entertainment services at the Gold Rush Palladium.  Ms. Druck is the wife of James Druck, an officer of the Company.

Immediately after completing our July 22, 2004 reorganization, we sold substantially all of the Lone Moose Adventures, Inc. adventure tour business assets to Lone Moose’s founding shareholders.  In exchange for these assets, the founding shareholders (a) assumed all of the pre-reorganization liabilities of the adventure tour business (which liabilities exceed the net book value of Lone Moose immediately before the reorganization), (b) agreed to indemnify Southwest for any liabilities or damages related to Lone Moose’s existence and operations before the reorganization, and (c) agreed to cancellation of all of their outstanding shares of common stock.

Effective June 29, 2004, James B. Druck, Thomas E. Fox and Jeffrey S. Halpern each purchased for investment 500,000 shares of Lone Moose Adventures common stock at a purchase price of $0.05 per share.

On March 19, 2004, Southwest Casino and Hotel Corp. issued 125,000 shares of its common stock to each of James B. Druck, Thomas E. Fox and Jeffrey S. Halpern in consideration of their agreements to guarantee personally a $500,000 letter of credit supporting a bond required in connection with North Metro Harness Initiative’s application for licenses to own and operate a harness racetrack and card room in Columbus Township, Anoka County, Minnesota.  These shares converted to 62,500 shares each of Southwest Casino Corporation common stock in the July 22, 2004 reorganization.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC

REGISTERED ACCOUNTING FIRM
(Proposal 2)

Appointment of Auditors

The Board of Directors has appointed Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2006.  Eide Bailly LLP has acted as independent auditors of Southwest since September 2004 and independent auditor of our wholly owned subsidiary Southwest Casino and Hotel Corp. since December 2003.  Although it is not required to do so, the Board of Directors wishes to submit the selection of Eide Bailly LLP to the shareholders for ratification.  If our shareholders do not ratify the appointment of Eide Bailly LLP, another independent public registered accounting firm will be considered by the Board of Directors.

Representatives of Eide Bailly LLP currently plan to be present at the Annual Meeting and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

The following table presents fees billed by Eide Bailly LLP for the audit of Southwest Casino Corporation’s consolidated financial statements and other professional services provided to Southwest Casino Corporation for the fiscal year ended December 31, 2005and for the audit of Southwest Casino and Hotel Corp.’s consolidated financial statements for the fiscal year ended December 31, 2004

Aggregate Amount Billed by ($)
	2005	2004
Audit Fees	$119,233(1)	$121,600(1)
Audit-Related Fees	$3,511(2)	$19,800(2)
Tax Fees	$0(3)	$0(3)
All Other Fees	$14,026(4)	$0(3)

(1)

Aggregate fees billed to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004 for audit of our consolidated financial statements by year, review of the consolidated financial statements included in our Quarterly Reports on Form 10-QSB, and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)

Aggregate fees billed to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004. These other audit-related services consisted of accounting research and related issues and assistance with response to SEC correspondence. The Board has considered whether the provision of these services is compatible with maintaining Eide Bailly LLP’s independence and has determined that it is.

(3)

We did not pay any fees for professional services provided by our principal accountants to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004, other than the fees described above during the last two fiscal years.

(4)	Consists of fees paid for an audit of Southwest Casino Corporation’s 401(k) employee benefit plan and finance charges.

Auditor Fees Pre-Approval Policy

At a regular meeting of Southwest’s Board of Directors on January 10, 2006, the Board established an Audit Committee made up of three independent directors.  On February 14, 2006, the Board adopted a written charter for the Audit Committee that requires Audit Committee pre-approval of all future audit and permissible non-audit service provided to Southwest by its independent public accountants.  Because the Board did not adopt the Audit Committee pre-approval policy until February 14, 2006, none of the services provided to us by our independent auditors for fiscal years 2005 and earlier were approved in accordance with that policy.

Vote Required

The affirmative vote of a majority of the shares of our common stock, present in person or by proxy on this matter at the Annual Meeting, is necessary for the ratification of Eide Bailly LLP, as our independent public registered accounting firm for the year ending December 31, 2006

Board Recommendation

The Board of Directors recommends a vote FOR ratification of the appointment of Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2006

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.  All Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and, to our knowledge, beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2005.

Shareholder Proposals For 2007 Annual Meeting

Proposals of shareholders intended to be presented in the proxy materials relating to our 2007 annual meeting of shareholders must be received by us at our principal executive offices on or before February 1, 2007 unless the date of that meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  A shareholder who wishes to make a proposal at our 2007 annual meeting of shareholders without including the proposal in our proxy statement must notify us by May 8, 2007 unless the date of the meeting has been changed by more than 30 calendar days.  If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Communications with Directors

Shareholders may communicate with the Board of Directors or any one or more particular directors by sending correspondence, addressed to our Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, with an instruction to forward the communication to the Board of Directors or any one or more particular directors.  Our Corporate Secretary will receive the correspondence and forward it to the Board of Directors or any one or more particular director to whom the communication is directed.

Copies of our Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2005 have been delivered to our shareholders with this Proxy Statement.  We will furnish a copy of any exhibit to our Form 10-KSB upon receipt from any shareholder of a written request for the exhibits upon the payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:	Southwest Casino Corporation
Attn: Shareholder Information
2001 Killebrew Drive, Suite 350
Minneapolis, Minnesota 55425

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.  No postage is required for mailing in the United States.

By Order of the Board of Directors,

James Druck	David Abramson	Gus Chafoulias	Jim Holmes	Gregg Schatzman
Director and CEO	Director	Director	Director	Director

June 5, 2006

Minneapolis, Minnesota

APPENDIX A

SOUTHWEST CASINO CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Audit Committee assists the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, in overseeing the accounting and financial reporting processes of Southwest, the audits of Southwest’s financial statements, and other matters stated in this Charter.

2.               COMPOSITION/ELIGIBILITY:

The Audit Committee must be comprised of at least 3 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).  All members of the Audit Committee must have a basic understanding of finance and accounting and be able to read and understand financial statements. The Board of Directors determines whether a particular director (a) satisfies the requirements for membership on the Audit Committee, and (b) qualifies as an “audit committee financial expert,” as defined by the SEC.

3.               EXTERNAL ADVISERS:

The Audit Committee has authority to engage independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties. The Audit Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

4.               FUNDING:

Southwest will provide appropriate funding, as determined by the Audit Committee, for payment of:

•                  compensation to Southwest’s independent public accountants as well as any other accounting firm engaged to perform audit, review or attest services for Southwest;

•                  any independent counsel or other adviser retained by the Audit Committee; and

•                  ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out the committee’s duties.

The Audit Committee must report promptly to the Board of Directors the scope and terms of its engagement of any adviser.

5.               FUNCTIONS:

The Audit Committee will:

•                  Meet as often as it determines, but not less frequently than quarterly.

•                  Be directly responsible for the appointment, compensation, evaluation, retention and oversight of the work of Southwest’s independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting).  Southwest’s independent public accountants report directly to the Audit Committee.

•                  Ensure receipt of an annual formal written statement from Southwest’s independent public accountants delineating all relationships between the independent public accountants and Southwest.  The Audit Committee will discuss with the independent public accountants any relationships that may impact the objectivity and independence of the independent public accountants and take appropriate action to oversee the independence of the independent public accountants.

•                  Preapprove all audit services and permissible non-audit services to be provided to Southwest by Southwest’s independent public accountants, subject to any exceptions provided in the Act and the rules of the SEC (it being understood that the Audit Committee may delegate to one or more of its members the authority to grant these preapprovals, provided that any preapproval granted by that member or members must be presented to the full Audit Committee at its next scheduled meeting).

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary, the scope, purpose and procedures of the overall audit plans, with emphasis on accounting and financial areas where the independent public accountants, management or the Audit Committee believe special attention should be directed.

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary:

•                  the results of the overall audit;

•                  The accounting and management personnel’s financial competency

•                  the independent public accountants’ opinion on Southwest’s financial statements;

•                  the independent public accountants’ judgment on the quality, not just the acceptability, of Southwest’s accounting principles as applied in the financial statements;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s internal controls over financial reporting;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s disclosure controls and procedures; and

•                  significant disputes, if any, between the independent public accountants Southwest’s management.

•                  Compliance with regulatory filing requirements

•                  Obtain and review annually, before the filing of Southwest’s Annual Report on Form 10-K, a report from the independent public accountants describing:

•                  all critical accounting policies and practices used in the overall audit of Southwest’s financial statements;

•                  all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and

•                  other material written communications between the independent public accountants and management, such as any management letter or schedule of unadjusted differences, and discuss with the independent public accountants any material issues raised in such report.

•                  Review and discuss with the independent public accountants and Southwest’s management the annual audited financial statements, including Management’s Discussion and Analysis of those financial statements, and recommend to the Board of Directors the inclusion of Southwest’s audited financial statements in its Form 10-K.

•                  Review and discuss with the independent public accountants and Southwest’s management the quarterly unaudited financial statements before the publication of Southwest’s earnings release and before the inclusion of the financial statements, including Management’s Discussion and Analysis of those financial statements, in Southwest’s Form 10-Q.  The Audit Committee may delegate to one or more of its members the authority to represent the committee for purposes of this review.

•                  Before the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants, without management present, the matters to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants.

•                  Review audit results, audit reports and recommendations made by the independent public accountants and Southwest’s management, and report to the Board of Directors with respect to those results, reports and recommendations, and take any necessary actions in connection with those results, reports and recommendations.

•                  Assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the annual audit as  by law or the rules of the Exchange.

•                  Review legal and regulatory matters that may have a material impact on the financial statements.

•                  Review and concur annually with Southwest’s Code of Business Conduct, Southwest’s Code of Ethics for the Board of Directors and Southwest’s program to monitor compliance with those Codes.

•                  Meet with the independent public accountants in separate executive sessions without management present at least annually.

•                  Prepare the Audit Committee Report for inclusion in Southwest’s annual proxy statement.

•                  Be responsible In advance for the review and oversight of all related-party transactions.

•                  Establish procedures for:

•                  the receipt, retention and treatment of complaints received by Southwest regarding accounting, internal accounting controls, or auditing matters;

•                  the confidential, anonymous submission by employees of Southwest of concerns regarding questionable accounting or auditing matters; and

•                  review periodically with management these procedures and, if appropriate, any significant complaints received, to the extent  by the Act, the rules of the SEC or the Exchange.

•                  Review and reassess the adequacy of this Charter on an annual basis.

•                  Review and evaluate at least annually performance and effectiveness of the Audit Committee.

•                  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

•                  Perform any other duties assigned to the committee by the Board of Directors.

6.               LIMITATIONS:

While the Audit Committee has the functions stated in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Southwest’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. Southwest’s management is principally responsible for Company accounting policies, the preparation of the financial statements, and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. Southwest’s independent public accountants are responsible for auditing Southwest’s financial statements.

In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board of Directors and stockholders the accuracy and quality of Southwest’s financial statements and accounting practices. Nor is it the duty of the Audit Committee to assure Southwest’s compliance with laws and regulations or compliance with Southwest’s Code of Business Conduct or the Board of Directors’ compliance with Southwest’s Code of Ethics for Board of Directors. The primary responsibility for these matters rests with Southwest’s management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

The Board of Directors and the Audit Committee recognize that meeting the responsibilities of an Audit Committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is  of an Audit Committee by existing law and regulation, those procedures are meant to serve as guidelines rather than inflexible rules and the Audit Committee is encouraged to apply any different or additional procedures it deems necessary to fulfill its functions.

* As adopted by the Board of Directors on February 14, 2006.

APPENDIX B

SOUTHWEST CASINO CORPORATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Compensation Committee reviews and makes recommendations to the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, regarding all forms of compensation provided to the directors and executive officers of Southwest, including without limitation bonus and stock compensation.  The Compensation Committee also oversees significant aspects of Southwest’s compensation policies, plans and programs for all employees of Southwest and its subsidiaries.

2.              PHILOSOPHY:

Southwest’s philosophy in setting its compensation policies is to maximize stockholder value over time.  The Compensation Committee sets the compensation for Southwest’s executive officers and evaluates the performance of those executive officers.  The Compensation Committee believes executive compensation should be tied to continuous improvements in corporate performance and increases in stockholder value.  In this regard, the Compensation Committee applies the following guidelines to its compensation decisions:

•                  Align pay programs with Southwest’s annual and long-term business strategies and objectives.

•                  Provide a competitive total compensation package that enables Southwest to attract and retain key executive talent.

•                  Determine that the compensation programs include a significant element that is directly linked to the performance of Southwest and stockholder return.

The Compensation Committee focuses primarily on the following three components in forming the total compensation package for executive officers:

•                  Base salary.

•                  Annual incentive bonus.

•                  Long-term incentives.

3.               COMPOSITION/ELIGIBILITY:

The Compensation Committee must be comprised of at least 2 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for independence imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).

4.               EXTERNAL ADVISERS:

The Compensation Committee has authority to engage independent counsel and other advisers as the Compensation Committee deems necessary to carry out its duties. The Compensation Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

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5.               FUNCTIONS:

The responsibilities of the Compensation Committee are:

•                  Overall Compensation Strategy.  The Compensation Committee reviews, modifies as needed, and approves the overall compensation strategy and policies of Southwest and its subsidiaries and, as appropriate, advises the Board regarding its decisions.  This overall review includes:

a.               Evaluating the performance and establishing the compensation and benefit programs for each of Southwest’s executive officers, including all equity-based compensation.

b.              Reviewing and approving at the program-level the compensation and benefit programs for non-executive officers and senior managers of the company, including all equity-based compensation.  In addition, the Compensation Committee may determine to individually evaluate and establish the compensation and benefit programs for any non-executive officer or senior manager of Southwest selected by the Committee.

c.               Reviewing and approving at the program-level the compensation and benefits programs and strategies for all other Southwest employees.

The Board of Directors has the authority to modify any compensation strategy and policy approved by the Compensation Committee.

•                  Compensation of Executive Officers.  The Compensation Committee establishes performance goals and objectives for Southwest’s executive officers, including the Chief Executive Officer.  The Compensation Committee also reviews and makes recommendations to the Board of Directors for the approval of the compensation and other terms of employment of Southwest’s executive officers, including the Chief Executive Officer.  The Chief Executive Officer must not be present when the Compensation Committee or the Board of Directors reviews and approves the compensation and other terms of employment for the CEO.

•                  Director’s Compensation.  The Compensation Committee makes recommendations to the Board of Directors regarding the amount of compensation paid by Southwest to directors for their service, including retainer, meeting, committee and committee chair fees.  Director compensation may be a combination of cash fees and/or stock option grants or awards.

•                  Plan Administrator.  The Compensation Committee will act as the “Committee” that administers Southwest’s 2004 Stock Incentive Plan.  The Committee will also consider and recommend changes to the existing plan or plans or the adoption of additional plans, which plans the Committee will also administer.  Committee approval of awards granted under equity-based compensation plans will be final unless applicable law, regulation or rule requires full board approval.

•                  Employee Benefit Plans.  The Compensation Committee will periodically review, recommend changes, and approve Southwest’s 401(k) Plan, and any similar ERISA plans Southwest may adopt, including the available investment options, performance, participation and plan administration.

•                  Preparation of Reports.  The Compensation Committee will prepare and review any report regarding compensation required under applicable SEC rules and regulations for inclusion in Southwest’s annual proxy statement.

6.               MEETINGS:

The Compensation Committee will meet as often as it determines, but not less frequently than one meeting per year.  The Compensation Committee will cause minutes of each meeting to be prepared and delivered to the Board of Directors.  The Compensation Committee will also provide to the Board of Directors any written or oral reports regarding its activities requested by the Board.

* As adopted by the Board of Directors April 26, 2006.

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SOUTHWEST CASINO CORPORATION 2001 Killebrew Drive, Suite 350 Minneapolis, Minnesota 55425	PROXY

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints James B. Druck and Thomas E. Fox and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Southwest Casino Corporation held of record by the undersigned on May 25, 2006 at the Annual Meeting of Shareholders to be held on June 29, 2006, or any adjournment of that Annual Meeting.

☒  Please mark your votes as in this example.

1.       Election of Directors.

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ Vote WITHHELD for all nominees listed below

James B. Druck	David H. Abramson	Gus A. Chafoulias	Jim Holmes	Gregg P. Schatzman

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2.                     To consider and act upon a proposal to ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2006.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.                     To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

(Please Sign Below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above and FOR Proposal 2 above.  Please sign exactly as name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES	Dated: , 2006
NO POSTAGE IF MAILED IN THE UNITED	Signature
STATES.

Signature if held jointly

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